UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 9, 2021
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DoorDash, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Share Purchase Agreement

On November 9, 2021, DoorDash, Inc., a Delaware corporation (“DoorDash”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Wolt Enterprises Oy, a limited liability company incorporated and existing under the laws of Finland (“Wolt”), each person who executes and delivers to DoorDash a Joinder Agreement (as defined in the Share Purchase Agreement) (each a “Seller” and collectively, the “Sellers”) and Mikko Kuusi, as the representative of the securityholders of Wolt under the Share Purchase Agreement. Pursuant to the Share Purchase Agreement, subject to the terms and conditions thereof, at the Closing, DoorDash will purchase from the Sellers all shares of Wolt’s capital stock (“Company Capital Stock”) and vested options to purchase shares of Wolt’s common stock (“Vested Options”) held by such Sellers (the “Purchase”) in exchange for shares of DoorDash Class A Common Stock (“DoorDash Class A Common Stock”). In addition, unvested options to purchase Wolt’s common stock (“Unvested Options”) will be cancelled and DoorDash will substitute such Unvested Options with restricted stock units representing a right to acquire shares of DoorDash Class A Common Stock (“Substitute RSUs”).

The total number of shares of DoorDash Class A Common Stock to be issued or reserved for issuance will equal 39,382,172 shares, subject to customary adjustments, including with respect to Wolt’s cash, working capital, indebtedness, transaction expenses, certain pre-closing taxes and the establishment of an indemnity escrow fund. The number of DoorDash Class A Common Stock or Substitute RSUs to be issued to each holder of Company Capital Stock, Vested Options and Unvested Options will be based on a formula set forth in the Share Purchase Agreement.
In connection with the transaction, DoorDash will also establish a EUR 500 million retention pool to be allocated among Wolt’s continuing employees (the “Retention Pool”). Up to EUR 20 million of the Retention Pool may be in the form of cash retention awards (“Cash Retention Awards”) and the remaining amount of the Retention Pool would be awarded as restricted stock units covering DoorDash Class A Common Stock (“Retention RSUs”). The number of Retention RSUs will be calculated based on the volume weighted average price per share of DoorDash Class A Common Stock on the New York Stock Exchange for the ten consecutive trading days ending three trading days prior to the Closing, with such trading price converted from U.S. dollars into Euros based on a conversion rate determined at Closing as provided in the Stock Purchase Agreement. The Retention RSUs and Cash Retention Awards will vest based on continued service with DoorDash or one of its affiliates (including Wolt) over a four-year period following the Closing as described in the Stock Purchase Agreement.

DoorDash will file a registration statement on Form S-4 (the “Registration Statement”) to register the shares of DoorDash Class A Common Stock to be issued in connection with the Purchase and the shares will be listed on the New York Stock Exchange. Certain Sellers who hold at least 1.5% of the outstanding Company Capital Stock are expected to enter into a lock-up agreement (the “Lock-Up Agreement”) restricting certain transfers of the shares of DoorDash Class A Common Stock to be received in connection with the Purchase following the Closing for a limited period.

The Share Purchase Agreement contains customary representations and warranties of each of the parties as well as customary covenants and agreements for transactions of this type, including with respect to the operation of the business of Wolt between signing and Closing. The Share Purchase Agreement also contains indemnification provisions whereby the Sellers and holders of the Substitute RSUs (the “Indemnifying Parties”) will indemnify DoorDash and certain other related parties for certain losses arising out of, among other things, inaccuracies in, or breaches of, the representations, warranties, and covenants of Wolt and Sellers and other indemnifiable matters, subject to certain caps, thresholds, and other limitations. A portion of the shares of DoorDash Class A Common Stock otherwise issuable or reserved for issuance with respect to the Company Common Stock, Vested Options and Unvested Options at the Closing and will be withheld and subject to escrow to secure the indemnification obligations of the Indemnifying Parties. DoorDash and the other indemnified parties will be able to make claims against the indemnity escrow for a period of 15 months following the Closing, subject to certain limitations.
In connection with the transaction, certain executives of Wolt have accepted offers of employment made by DoorDash to remain employees of Wolt following the Closing.

The respective boards of directors of DoorDash and Wolt have approved the Share Purchase Agreement. In addition, holders of approximately 62% of the outstanding shares of Company Capital Stock have executed Support Agreements (as defined and described below) (the “Supporting Stockholders”) committing to support the Purchase. The Supporting Stockholders are parties to Wolt’s shareholder agreements pursuant to which, under certain circumstances, holders of a majority Company Capital Stock on a fully diluted basis and a majority of the holders of Wolt’s outstanding preferred stock can require all other Wolt stockholders party to such shareholder agreements to sell their shares of Company Capital Stock in the Purchase (the “Drag Along”). Under the Share Purchase Agreement, Wolt and the Supporting Stockholders have agreed to effect the Drag Along in connection with the Purchase in certain situations if holders of 100% of Wolt’s outstanding shares of Company Capital Stock have not entered into Joinder Agreements to sell their shares to DoorDash within forty-five days following the effective date of the Registration Statement.

Consummation of the Purchase is subject to customary closing conditions for transactions of this type. These conditions include, among others: the receipt of certain specified regulatory approvals, the absence of certain laws or orders prohibiting or making illegal the Purchase, the effectiveness of the Registration Statement, approval of a prospectus under Finnish law by the Finnish authorities, if determined to be required, no event occurring that had or would reasonably be expected to have a material adverse effect (as defined in the Share Purchase Agreement) on DoorDash or Wolt, compliance by the parties with their respective covenants in the Share Purchase Agreement in all material respects, the accuracy of representations and warranties made by DoorDash and Wolt, satisfaction of certain conditions related to key employees, and delivery of Joinder Agreements and Lock-Up Agreements.

In addition, if the Purchase is not completed by the termination date specified in the Share Purchase Agreement or there is a permanent injunction or other legal prohibition on the completion of the Purchase, either DoorDash or Wolt may choose to terminate the Share Purchase Agreement. DoorDash or Wolt may also elect to terminate the Share Purchase Agreement in certain other circumstances, and the parties can mutually decide to terminate the Share Purchase Agreement at any time prior to the closing of the Purchase. If DoorDash or the Company terminates the Share Purchase Agreement due to the failure to obtain a required regulatory approval by the End Date (as defined in the Share Purchase Agreement) or because an injunction in connection with a required regulatory approval has been entered permanently prohibiting the consummation of the Purchase, and all other conditions to Closing have been satisfied or capable of being satisfied, DoorDash may be required to pay a termination fee of €210,000,000.

Under the terms of the Share Purchase Agreement, Wolt is not permitted to solicit, initiate, seek, cooperate, or knowingly encourage or assist in any alternative transaction proposals from third parties or to engage in discussions or negotiations with third parties regarding any alternative transaction proposals.

The foregoing descriptions of the Share Purchase Agreement, the related ancillary agreements and the transaction do are qualified in their entirety by reference to the Share Purchase Agreement, a copy of which will be filed no later than the filing of DoorDash’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Support Agreements

Simultaneously with the execution and delivery of the Share Purchase Agreement, certain of the officers and directors and 5% or greater stockholders of Wolt and certain of their affiliates have entered into support agreements with DoorDash (the “Wolt Support Agreements”), pursuant to which such persons and entities have agreed, among other things, to execute a Joinder Agreement pursuant to which, following the effectiveness of the Registration Statement, such stockholder will become a Seller under the Share Purchase Agreement, use efforts to cause holders of Company Capital Stock and Vested Options to execute a Joinder Agreement and, under certain circumstances, effect the Drag Along.

The persons and entities signing the Wolt Support Agreements beneficially own a majority of the outstanding Company Capital Stock.

The foregoing description of the Wolt Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Wolt Support Agreement, a copy of which will be filed no later than the filing of DoorDash’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Lock-Up Agreements

Pursuant to the Lock-Up Agreement, certain Sellers holding at least 1.5% of the outstanding shares of Company Capital Stock will be restricted from transferring 75% of the shares of DoorDash Class A Common Stock received in connection with the Purchase following the Closing (the “Lock-Up Shares”). The Lock-Up Agreement will terminate as to one-third of the Lock-Up Shares on each of the fiftieth, the one-hundredth and the one-hundred and fiftieth days following the Closing.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of our proposed acquisition of Wolt Enterprises Oy (“Wolt”), (ii) plans, objectives and expectations with respect to future operations, stakeholders and the markets in which we, Wolt and the combined company will operate, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks, uncertainties and other factors relate to, among others: risks and uncertainties related to our pending acquisition of Wolt, including the failure to obtain, or delays in obtaining, required regulatory approvals, the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all and costs and expenses associated with failure to close; costs, expenses or difficulties related to the acquisition of Wolt, including the integration of the Wolt’s business; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; the potential impact of the announcement, pendency or consummation of the proposed transaction on relationships with our and/or Wolt’s employees, customers, suppliers and other business partners; the risk of litigation or regulatory actions to us and/or Wolt; inability to retain key personnel; changes in legislation or government regulations affecting us or Wolt; developments in the COVID-19 pandemic and resulting business and operational impacts on us and/or Wolt; and economic, financial, social or political conditions that could adversely affect us, Wolt or the proposed transaction. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent Form 10-Qs or Form 8-Ks filed with the Securities and Exchange Commission (the “SEC”). All information provided in this communication is as of the date of this communication and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable, and information available to us, as of such date. We undertake no duty to update this information unless required by law.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Important Additional Information Will be Filed with the SEC

DoorDash will file with the SEC a registration statement on Form S-4, which will include a prospectus of DoorDash. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DOORDASH, WOLT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov and on DoorDash’s website at ir.doordash.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: November 12, 2021	By:	/s/ Tony Xu
	Name:	Tony Xu
	Title:	Chief Executive Officer
(Principal Executive Officer)